UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 15, 2022

VERTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Gemini Street Suite 250 Houston, Texas	77058
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VTNR	NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 1 to the First Amended and Restated Registration Rights Agreement

As previously disclosed in that certain Current Report on Form 8-K filed by Vertex Energy, Inc. (the “Company”) with the Securities and Exchange Commission (the “Commission”) on May 27, 2022, the Company and the holders of warrants to purchase 2,750,000 shares of the Company’s common stock with an exercise price of $4.50 per share and 250,000 shares of the Company’s common stock with an exercise price of $9.25 per share (collectively the “Lender Warrants”), which Lender Warrants were granted to certain funds and accounts under management by BlackRock Financial Management, Inc. or its affiliates (“BlackRock”), certain funds managed or advised by Whitebox Advisors, LLC (“Whitebox”), and certain funds managed by Highbridge Capital Management, LLC (“Highbridge”), Chambers Energy Capital IV, LP (“Chambers”), CrowdOut Capital LLC (“CrowdOut Capital”), and CrowdOut Credit Opportunities Fund LLC (collectively with BlackRock, Whitebox, Highbridge, Chambers and CrowdOut Capital, the “Warrant Holders”), entered into a First Amended and Restated Registration Rights Agreement dated May 26, 2022 (the “Registration Rights Agreement”).

On June 15, 2022, the Company and the Warrant Holders entered into an Amendment No. 1 to the First Amended and Restated Registration Rights Agreement (the “Amendment”), which amended the required filing date of the initial registration statement that the Company is required to use commercially reasonable efforts to file pursuant to the terms of the Registration Rights Agreement, to register the resale of the shares of common stock underlying the Lender Warrants, from no later than June 15, 2022, to on July 1, 2022, or, if the Company is then ineligible to file a registration statement on such date, to require the Company to use commercially reasonable efforts to cause such registration statement to be declared effective under the Securities Act of 1933, as amended, (the "Securities Act"), as promptly as reasonably practicable after the initial filing thereof (including, if then a “well-known seasoned issuer” (as defined in Rule 405 of the Securities Act, a “WKSI”) by filing such registration statement as an automatically effective shelf registration statement). The Amendment also included various representations from the Company regarding its satisfaction of the requirements for being a WKSI.

The foregoing description of the Amendment and Registration Rights Agreement, as amended, does not purport to be complete and is qualified in its entirety by reference to the full text of such Amendment and Registration Rights Agreement, which are filed as Exhibit 10.2 and incorporated by reference herein as Exhibit 10.1, respectively, to this Current Report on Form 8-K and are incorporated into this Item 1.01 by reference in their entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Registration Rights Agreement dated May 26, 2022, between Vertex Energy, Inc. and each of the holders of the Lender Warrants (filed as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company with the Commission on May 27, 2022, and incorporated by reference herein)(File No. 001-11476)
10.2*	Amendment No. 1 to the First Amended and Restated Registration Rights Agreement dated June 15, 2022, between Vertex Energy, Inc. and each of the holders of the Lender Warrants
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX ENERGY, INC.

Date: June 21, 2022	By:	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer